UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 2, 2008 (March 31, 2008)

TARGA RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware		74-3117058
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 31, 2008, Targa Resources, Inc. (the “Company”) issued a press release regarding its financial results for the three months and year ended December 31, 2007 and held a webcast conference call discussing those results. A replay of the webcast will be available through the Investors section of the Company’s web site (http://www.targaresources.com) until April 14, 2008.

For the year ended December 31, 2007, our Adjusted EBITDA was $375.8 million. The Company’s earnings press release, the related webcast and the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “Annual Report”) filed with the Securities Exchange Commission on March 31, 2008 presented our Adjusted EBITDA for the year ended December 31, 2007 as $351.6 million. The understatement in the Adjusted EBITDA figure resulted from the inclusion of a $24.2 million hedge termination payment in our reported adjustment for noncash mark to market loss (gain). For the year ended December 31, 2007, such adjustment was $14.8 million rather than the $39.0 million included in the reconciliations of Adjusted EBITDA presented in the Annual Report. The understated Adjusted EBITDA figure is included in the Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Non-GAAP Reconciliation sections of the Annual Report.

A copy of the earnings press release, as revised to reflect the correct Adjusted EBITDA figure noted above, is filed as Exhibit 99.1 to this report, which is hereby incorporated by reference into this Item 2.02.

The press release and accompanying schedules and/or the conference call discussions include the non-generally accepted accounting principles, or non-GAAP, financial measures of Adjusted EBITDA and segment operating margin. The press release provides a reconciliation of the non-GAAP financial measure segment operating margin to its most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Exhibit 99.2 to this report, which is hereby incorporated by reference into this Item 2.02, provides a reconciliation of the non-GAAP financial measure Adjusted EBITDA, as revised to reflect the correct Adjusted EBITDA and noncash mark to market loss (gain) figures noted above, to its most directly comparable financial measures calculated and presented in accordance with GAAP. Our non-GAAP financial measures should not be considered as alternatives to GAAP measures such as net income, operating income, cash flow from operating activities or any other GAAP measure of liquidity or financial performance.

The information reported in the first, third, fourth and fifth paragraphs under this Item 2.02 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information reported in the second paragraph under this Item 2.02 of Form 8-K, including Exhibit 99.2, is being filed under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Pursuant to General Instruction B.2. of Form 8-K, Exhibit 99.2 is filed under the Exchange Act.

Exhibit Number	Description
Exhibit 99.1	Targa Resources, Inc. Press Release dated March 31, 2008.

Exhibit 99.2	Non-GAAP reconciliation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES, INC.

Dated: April 2, 2008	By:	/s/ Jeffrey J. McParland
Jeffrey J. McParland
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Targa Resources, Inc. Press Release dated March 31, 2008.

Exhibit 99.2	Non-GAAP reconciliation